UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 8, 2003

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated September 8, 2003 regarding management change and second quarter guidance.

Item 9. Regulation FD Disclosure.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release of Selectica, Inc. (the “Company”) issued on September 8, 2003. In its press release, the Company announced that it has initiated a search for a new Chief Executive Officer to replace Dr. Sanjay Mittal, who is stepping down as Chairman and CEO of the Company for personal reasons. In its press release, the Company reaffirmed its guidance for the quarter ended September 30, 2003.

     In connection with the issuance of the press release, the Company held a conference call to discuss the press release. The conference call will be available to all parties on the investor relations web page of the Company’s web site (www.selectica.com).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 10, 2003	By:	/s/ Stephen Bennion Stephen Bennion Executive Vice President of Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated September 8, 2003 regarding management change and second quarter guidance.